February 3, 1998




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attn: Filing Desk

                  Re:  National Discount Brokers Group, Inc.:  Form 8-K

Dear Sir/Madam:

         On behalf of our client, National Discount Brokers Group, Inc. (the "Company"), enclosed for filing is a copy of the Company's Current Report on Form 8-K, including exhibits thereto.

         If you have any questions or comments regarding this filing, please call me at (973) 596-4637.

                                Very truly yours,



                                                     Frank E. Lawatsch, Jr.

Enclosures













                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549



                                        FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                    January 29, 1998

                       NATIONAL DISCOUNT BROKERS GROUP, INC.
                 (Exact name of Registrant as specified in Charter)


Delaware                            1-9480                         22-2394480
------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
of incorporation)                  File Number)                  Identification
                                                                 Number)



10 Exchange Place Centre, 15th Floor, Jersey City, New Jersey        07302-3913
-------------------------------------------------------------------------------
(Address of principal executive office)                              (Zip Code)

Registrant's telephone number including area code:               (201) 946-2200
                                                                 --------------


                                   Not Applicable
            (Former name and former address, as changed since last report)

Item 5.         Other Events


         National Discount Brokers Group, Inc. (the "Company") entered into a Stock Purchase Agreement with IAT Reinsurance Syndicate Ltd., a Bermuda corporation, ("IAT") dated as of December 5, 1997, in which IAT agreed to purchase 1,500,000 common shares of stock of the Company, par value $.01 per share for $19,312,500. The Company consummated this sale on January 29, 1998. The Company and IAT also entered into a Registration Rights Agreement dated as of January 29, 1998 pursuant to which the Company agreed to register for resale under Section 5 of the Securities Act of 1933, as amended, shares of common stock of the Company purchased by IAT.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                        Exhibit No.         Description

                        4 Registration Rights Agreement between the Company and IAT dated as of January 29, 1998

                        99(a)               Press Release dated January 29, 1998


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           National Discount Brokers Group, Inc.
                                           -------------------------------------
                                           Registrant


Dated:  February 3, 1998          By:      -------------------------------------
                                           Name:  Arthur Kontos
                                           Title:  President and Chief Executive
                                                   Officer


8

                                                                     EXHIBIT 4

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (the "Agreement") made January 29, 1998 by and among NATIONAL DISCOUNT BROKERS GROUP, INC., a Delaware corporation (the "Seller"), and IAT Reinsurance Syndicate Ltd., a Bermuda corporation (the "Buyer").


                                                     Recitals:


         A. Pursuant to the terms and conditions of a Stock Purchase Agreement dated as of December 5, 1997 (the "Stock Purchase Agreement") by and among the Buyer and the Seller, pursuant to which the Seller is selling and the Buyer is acquiring 1,500,000 shares of the Common Stock, par value $.01 per share of the Seller (the "Shares").


         B. It is a condition precedent to the obligations of the Buyer under the Stock Purchase Agreement that the Seller enter into this Agreement contemporaneously with the closing of the sale and purchase provided for thereunder.

         NOW, THEREFORE, the parties intending to be legally bound, agree as follows:

         1.       Definitions.   For purposes of this Agreement, the following
definitions shall apply:

                  (i) "Blue Sky law" shall mean the laws of any state or territory of the United States regulating the sale of securities within such state or territory and commonly referred to as "blue sky laws."

                  (ii) The terms "register," "registered," and "registration" refer to a registration under Section 5 of the Federal Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto by the United States Securities and Exchange Commission ("SEC").

                  (iii) The term "Registrable Securities" means the Shares sold to the Buyer under the terms of the Stock Purchase Agreement.

         2. Registration Rights. The Seller agrees that the Buyer shall have the following registration rights with respect to the Shares; provided, however, the Seller shall have no obligation to provide the registration rights contained in this Section 2 if a resale by the Buyer of the Shares may be accomplished in compliance with Rule 144 as promulgated under the Act or any other successor rule thereto, ("Rule 144").

                  (a)      Requested Registration.

                           (i) If after one year  after the  Closing  and before
December 31, 2001, the Seller
shall receive from the Buyer a written request that the Seller effect a registration with respect to all or a part of the Registrable Securities, the Seller will commence and diligently proceed with the preparation and filing of one registration statement and the Seller will as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable Blue Sky law or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and as would permit or facilitate the sale and distribution of such Registrable Securities; provided that the Seller shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2(a) in any particular jurisdiction in which the Seller would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Seller is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder. Subject to the foregoing provision, the Seller shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request of the Buyer.

                           (ii) The registration statement filed pursuant to the
request of the Buyer may,
subject to the provisions of Section 2(a)(iii) below, include securities of the Seller which are held by other holders or the Seller' securities for its own account.

                           (iii)   Underwriting.   If  the  Buyer   intends   to
distribute the Registrable
Securities covered by its request by means of a registered public offering involving an underwriting, it shall so advise the Seller as a part of its request made pursuant to Section 2(a). If other holders of the Seller's securities shall request, pursuant to agreements with the Seller, to include such securities in any registration pursuant to Section 2(a), the Buyer shall, on behalf of all such holders, offer to include the securities of such holders in such underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2(a). The Seller shall (together with all such holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Buyer and reasonably acceptable to the Seller. Notwithstanding any other provision of this Section 2(a), if the representative advises the Buyer in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares of the Seller held by such holders shall be excluded pro rata from such registration to the extent so required by such limitation. If any such holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Seller, the underwriter and the Seller. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of securities to be underwritten, the Seller may include its securities for its own account in such registration if the underwriter so agrees and if the Registrable Securities will not thereby be limited.

                  (b) Seller Registration. (i) If one year after the Closing and before December 31, 2001, the Seller shall determine to register any of its common stock either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction covered by Rule 145 of the SEC, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Seller will:

                                    (x)  promptly  give  to  the  Buyer  written
                           notice thereof (which shall include a list of the jurisdictions in which the Seller intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws); and

                                    (y)  include in such  registration  (and any
                           related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Buyer within fifteen (15) days after receipt of the written notice from the Seller described in clause (x) above, except as set forth in Section 2(b)(ii) below. Such written request may specify all or a part of the Buyer's Registrable Securities.

                           (ii)     Underwriting.  If the registration of which
the Seller gives notice is for a
registered public offering involving an underwriting, the Seller shall so advise the Buyer as a part of the written notice given pursuant to Section 2(b)(i). In such event the right of the Buyer to registration pursuant to Section 2(b) shall be conditioned upon the Buyer's participation in such underwriting and the inclusion of the Buyer's Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their securities through such underwriting shall (together with the Seller) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Seller. Notwithstanding any other provision of this Section 2(b), if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Seller shall so advise the Buyer and all holders participating in the registration described in Section 2(b), and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: if a limitation on the number of Registrable Securities is required, the number of shares that may be included in the registration and underwriting shall be allocated among all holders (including, without limitation, the Buyer), in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration at the time of filing the registration statement. If the Buyer or any holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Seller and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) Registration Procedures. In the case of each registration effected by the Seller pursuant to Section 2 of this Agreement, the Seller will keep the Buyer advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Seller will:

                                    (i)  Keep such registration effective for a
                           period of one hundred twenty (120) days;

                                    (ii) Furnish such number of prospectuses and
                           other documents incident thereto as the Buyer from time to time may reasonably request;

                                    (iii) In  connection  with any  underwritten
                           offering pursuant to a registration statement filed pursuant to Section 2(a) hereof, the Seller will enter into any underwriting agreement reasonably necessary to effect the offer and sale of common stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

         3. Information to be provided by the Buyer. The Buyer will furnish to the Seller in connection with any registration under this Agreement, in writing, such information regarding itself, the Registrable Securities and other securities of the Seller held by it, and the intended method of disposition of the Registrable Securities as shall be reasonably required to effect the registration of the Registrable Securities held by the Buyer. Notwithstanding the provisions of this Agreement, if the Buyer fails to provide such information to the Seller on a timely basis as is reasonably requested by the Seller, the Seller may exclude the Buyer's Registrable Securities from such registration statement and the Buyer may not for twelve (12) months thereafter demand registration of the Buyer's Registrable Securities.

         4.       Indemnification.

                  (a) The Seller will indemnify the Buyer, each of its officers, directors and partners, and each person controlling the Buyer, with respect to which registration, qualification or compliance has been effected pursuant to
Section 2 of this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Seller of the Act or any rule or regulation thereunder applicable to the Seller and relating to action or inaction required of the Seller in connection with any such registration, qualification or compliance, and will reimburse the Buyer, each of its officers, directors and partners, and each person controlling the Buyer, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that the Seller will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Seller by the Buyer or underwriter and stated to be specifically for use therein.

                  (b) The Buyer will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Seller, each of its directors and officers and each underwriter, if any, of the Seller's securities covered by such a registration statement, each person who controls the Seller or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other such holder and each of their officers, directors and partners, and each person controlling such holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Seller and such holders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Seller by the Buyer and stated to be specifically for use therein; provided, however, that the obligations of the Buyer thereunder shall be limited to an amount equal to the proceeds to the Buyer of securities sold as contemplated herein.

                  (c) Each party entitled to indemnification under this Section 4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnify may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         5.       Expenses of Registration.

                  (a) With respect to the inclusion of Registrable Securities in a registration statement pursuant to this Agreement, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Seller; provided, however, that any security holders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred in connection with such registration

                  (b) The fees, costs and expenses of registration to be borne by the Seller as provided in this paragraph 5 shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Seller, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. The fees and disbursements of counsel and accountants for the Buyer for personal services rendered incidental to any registration shall be borne by the Buyer.


         6. Standstills. Notwithstanding any other provision of this Agreement, if requested by the Seller and an underwriter in connection with a public offering of securities of the Seller which are the same or similar to the Registrable Securities or convertible into such securities or evidencing a right to purchase such securities registered on Form S-1, S-2, S-3 or similar form of the SEC then available to the Seller, a holder of Registrable Securities shall not sell or otherwise transfer or dispose of any Registrable Securities held by such holder during the one hundred eighty (180) day period following the effective date of a registration statement of the Seller filed under the Act; provided that the foregoing restrictions shall not apply to a registration statement relating solely to an employee benefit plan or a registration relating solely to a transaction covered by Rule 145 under the Act or similar form or forms promulgated in the future and provided further that senior executive officers of the Buyer are subject to similar restrictions. The Seller may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of said one hundred eighty (180) day period.


         7. Rights of Transferees. In the event that all or any part of the Registrable Securities held by the Buyer shall at any time be transferred by the Buyer, in a transfer permissible under applicable securities laws, other than pursuant to an effective registration statement, the registration rights hereunder shall extend to the transferee of such securities, provided that such transferee enters into an agreement with the Seller containing terms and conditions substantially the same as this Agreement.

         8. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval or other communication shall or may be given to or served upon any party by any other, or whenever any party desires to give or serve upon another party communication with respect to this Agreement, each such notice, demand, request, consent, approval, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or registered or certified mail, return receipt requested, postage prepaid, addressed as follows or by facsimile to the facsimile number noted below so long as electronic confirmation is received by the sender of the facsimile that the recipient's facsimile machine has received the transmission:

                  (i)      If to the Seller:


                           National Discount Brokers Group, Inc.
                           10 Exchange Place Centre, 15th Floor
                           Jersey City, New Jersey 07302-3913
                           Attention:  General Counsel


                  (ii)     If to Buyer:

                           IAT Reinsurance Syndicate Ltd.
                           41 Cedar Avenue
                           Cedar House
                           Hamilton HM 12, Bermuda

                           If to Buyer at PO Box:

                           IAT Reinsurance Syndicate Ltd.
                           PO Box 1179
                           Hamilton HMEX, Bermuda


                           with a copy to:

                           Peter R. Kellogg
                           120 Broadway
                           New York, New York 10271



or at such other address or facsimile number as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) days after the same shall have been deposited in the United States mail for overnight delivery or delivered to a courier service for overnight delivery. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         9.       Miscellaneous.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  (b) None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the parties hereto.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (d)  This  Agreement   shall  be  governed  and  construed  in
accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

                                        NATIONAL DISCOUNT BROKERS GROUP, INC.


                                     By:-----------------------------------
                                     Name: Arthur Kontos
                                     Title:President and Chief Executive Officer

                                     IAT REINSURANCE SYNDICATE LTD.


                                     By:-----------------------------------
                                     Name:  Peter R. Kellogg
                                     Title: President





                                                                  EXHIBIT 99(a)



FROM:             National Discount Brokers Group, Inc.
                  Jersey City, NJ  07302

                  The MWW Group
                  Public Relations - Tel. (201) 507-9500
                  Contact:     Alissa Blate (ablate@mww.com)
                               Rich Tauberman (rtauberm@mww.com)
----------------------------------------------------------------
                                                          FOR IMMEDIATE RELEASE

                                     NATIONAL DISCOUNT BROKERS GROUP COMPLETES
                                       $19.3 MILLION SALE OF TREASURY STOCK

                  JERSEY CITY, New Jersey -- January 29, 1998 -- National Discount Brokers Group, Inc. (NYSE: NDB) today announced that it has completed a previously announced private placement of 1.5 million shares of NDB common stock, to Bermuda-based IAT Reinsurance Syndicate Ltd., an entity controlled by investor Peter Kellogg.
The deal boosts Mr. Kellogg's holdings from approximately 8% to 17.8%.
         The $19.3 million proceeds from the transaction will be used for general corporate purposes and marketing activities to support the expansion of National Discount Brokers/ndb.com, the company's Internet trading and financial services subsidiary.
         Headquartered in Jersey City, New Jersey, National Discount Brokers Group, Inc. is the parent company of three financial services entities: National Discount Brokers/ndb.com, Sherwood Securities and MXNet. National Discount Brokers Group also owns the majority interest in a limited partnership, Equitrade Partners, a specialist on the New York Stock Exchange. Combined, the four entities generate more than six million transactions annually. The company has offices in New York, Los Angeles, Chicago, Denver, Minneapolis and Boston.